U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K/A


                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): February 7, 2006

                                 WORLD AM, INC.
                (Exact Name of Company as Specified in Its Charter)

          Nevada                       0-30639                  90-0142757
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

4040 MacArthur Boulevard, Suite 240, Newport Beach, California     92660
            (Address of Principal Executive Offices)             (Zip Code)

          Company's telephone number, including area code:  (949) 955-5355

                    _______________________________________
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On January 23, 2006, the Company entered into a Securities Purchase Agreement with Golden Gate Investors, Inc. (see Exhibit 4.1). Under this agreement, Golden Gate agreed to purchase from the Company a convertible debenture in the aggregate principal amount of $1,000,000 (see Exhibit 4.2). The conversion price is equal to the lesser of (i) $0.20, or (ii) 80% of the average of the 3 lowest volume weighted average prices during the 20 trading days prior to the election to convert, or (iii) 80% of the volume weighted average price on the trading day prior to the election to convert.

     In conjunction with the debenture, the Company issued to Golden Gate a warrant, dated January 23, 2006, to purchase 10,000,000 shares of common stock of the company, exercisable at $1.00 per share (see
Exhibit 4.3). The Company also issued to Golden Gate a warrant, dated January 23, 2006, to purchase up to that number of shares of common stock equal to $2,750,000 divided by 120% of the average of the current market prices of the common stock for the 20 trading days prior to January 23, 2006, at a price per share equal to the 120% of the average of the current market price of the common stock for the 20 trading days prior to January 23, 2006 (see Exhibit 4.4).

     Under an addendum to the debenture and the warrant (dated February 7, 2006), the following was amended (among other things):
(a) the principal amount of the debenture was reduced to $100,000;
(b) the number of shares into which this debenture may be converted was changed to equal to the dollar amount of the debenture being converted multiplied by 110, minus the product of the conversion price multiplied by 100 times the dollar amount of the debenture being converted, and the entire foregoing result divided by the conversion price; and (c) the exercise price of the first warrant was increased to $1.09 per share, with the warrant exercised in an amount equal to 100 times the amount of the debenture being converted (see
Exhibit 4.6). With the execution of this addendum, this transaction was closed.

     In connection with this agreement, the Company also granted to Golden Gate certain rights under a registration rights agreement, dated January 23, 2006, to the shares to be issued upon conversion of the debenture and the warrants (see Exhibit 4.5).

     Golden Gate provided the Company with an aggregate $150,000 on February 7, 2006, as follows:

     - $100,000 was disbursed directly to the Company; and

     - $50,000 has been retained for services provided to our company by various professionals (this represents a prepayment towards the exercise of $1.09 warrant).

     On June 14, 2006, the parties to the Securities Purchase
Agreement agreed that all of the documents in connection with this transaction are to be cancelled (see Exhibit 4.7). The funds already advanced to the Company are credited against the amounts to be paid under the new agreements.

     The Company entered into a new Securities Purchase Agreement, dated June 19, 2005, with La Jolla Cove Investors, Inc., a company under common control with Golden Gate Investors, Inc. (see Exhibit 4.8). Under this agreement, La Jolla Cove agreed to purchase from the Company a convertible debenture in the aggregate principal amount of $500,000 (see Exhibit 4.9). The conversion price is equal to the lesser of (i) $0.20, or (ii) 80% of the average of the three lowest volume weighted average prices during the 20 trading days prior to the election to convert, or (iii) 80% of the volume weighted average price on the trading day prior to the election to convert. The number of common shares into which this debenture may be converted is equal to the dollar amount of the debenture being converted multiplied by eleven, minus the product of the conversion price multiplied by ten times the dollar amount of the debenture being converted, and the entire foregoing result shall be divided by the conversion price; provided, however, if the volume weighted average price is below $0.0005 per shares during any ten consecutive trading days, La Jolla Cove may elect to convert this debenture only, without exercising the related warrants (in such case, the number of common shares that the holder receives upon conversion of this debenture will be the amount of the debenture being converted divided by the conversion price).

     If La Jolla Cove elects to convert a portion of the debenture and, on the day that the election is made, the volume weighted average price is below $0.01 per share, the Company will have the right to prepay that portion of the debenture that the holder elected to convert, plus any accrued and unpaid interest, at 125% of such amount. In the event that the Company elects to prepay that portion of the debenture, La Jolla Cove will have the right to withdraw its conversion notice. If, at anytime during the month, the volume weighted average price is below $0.01 per share, La Jolla Cove will not be obligated to convert any portion of the debenture during that month.

     In conjunction with the debenture, the Company issued to La Jolla Cove a warrant, dated June 19, 2006, to purchase 5,000,000 shares of common stock of the company, exercisable at $1.00 per share (see Exhibit 4.10). The Company also issued to La Jolla Cove a warrant, dated June 19, 2006, to purchase up to that number of shares of common stock equal to $2,750,000 divided by 120% of the average of the closing prices of the common stock for the 20 trading days prior to June 19, 2006, at a price per share equal to the 120% of the average of the current market price of the common stock for the 20 trading days prior to June 19, 2006 (see Exhibit 4.11).

     In connection with this transaction, the Company also granted to Golden Gate certain rights under a registration rights agreement, dated June 19, 2006, to the shares to be issued upon conversion of the debenture and the warrants (see Exhibit 4.12).

     Beginning in the first full calendar month after a registration statement is declared effective, La Jolla Cove is required to convert at least 10% of the face value of the debenture per calendar month into common shares of the Company, provided that the common shares are available, registered and freely tradable. If La Jolla Cove converts more than 10% of the face value of the debenture in any calendar month, the excess over 10% is to be credited against the next month's minimum conversion amount. In the event La Jolla Cove does not convert at least 10% of the debenture in any particular calendar month, the Company's remedy will be that the La Jolla Cove will not be entitled to collect interest on the debenture for that month if the Company gives La Jolla Cove written notice, at least 5 business days prior to the end of the month, of its failure to convert the minimum required amount for that month. In the event La Jolla Cove does not convert at least 10% of the debenture for two consecutive calendar months, in addition to the penalty set forth in the previous sentence, the Company may repay, at par, an amount of the debenture equal to two times the differential between 10% of the face value of the debenture and the amount actually converted by La Jolla Cove.

     Except as discussed above, La Jolla Cove agrees that, beginning in the first full calendar month after a registration statement is declared effective, it will exercise at least 10% of the $1.00 warrants per calendar month, provided that the common shares are available, registered and freely tradable. If La Jolla Cove exercises more than 10% of this warrant in any calendar month, the excess over 10% shall be credited against the next month's minimum exercise amount. In the event La Jolla Cove does not exercise at least 10% of this warrant in any particular calendar month, it will not be entitled to collect interest on the debenture for that month if the Company gives La Jolla Cove written notice, at least 5 business days prior to the end of the month, of its failure to exercise the minimum required amount for that month.

     Under a letter agreement, dated June 22, 2006, the parties agreed to enter into an additional debenture and warrant to purchase common stock on the same terms and conditions as the debenture and the 5,000,000 share warrant discussed above. The parties must enter into the additional debenture and warrant no later than thirty days after the principal amount of the debenture is less than $100,000.
In the event that La Jolla Cove fails to enter into the additional debenture and warrant in accordance with the terms of this paragraph, La Jolla Cove will pay the Company liquidated damages of $100,000.
If the Company does not want La Jolla Cove to enter into the additional debenture and warrant, the Company will pay La Jolla Cove liquidated damages of $100,000.

     La Jolla Cove has contractually agreed under the transaction document to restrict its ability to convert the debentures or exercise the warrants and receive shares of common stock such that the number of shares of common stock held by them and their affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of common stock of the Company.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     The above transaction would also constitute an unregistered sale of equity securities of the Company. These sales were undertaken under Rule 506 of Regulation D under the Securities Act of 1933 since, among other things, the transaction did not involve a public offering, Ls Jolla represented that is an accredited investor buyer, La Jolla had access to information about us and their investment, and we took appropriate measures to restrict the transfer of the securities.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: June 23, 2006                   By: /s/ Robert A. Hovee
                                       Robert A. Hovee
                                       Chief Executive Officer

                               EXHIBIT INDEX

Number                          Description

4.1     Securities Purchase Agreement between the Company and
        Golden Gate Investors, Inc., dated January 23, 2006
        (incorporated by reference to Exhibit 4.1 of the Form 8-K filed on February 10, 2006).

4.2 6 3/4% Convertible Debenture issued to Golden Gate Investors, Inc., dated January 23, 2006 (incorporated by reference to
        Exhibit 4.2 of the Form 8-K filed on February 10, 2006).

4.3 Warrant to Purchase Common Stock (due January 6, 2009) issued to Golden Gate Investors, Inc., dated January 23,
        2006 (incorporated by reference to Exhibit 4.3 of the Form 8-K filed on February 10, 2006).

4.4 Warrant to Purchase Common Stock (due January 6, 2011) issued to Golden Gate Investors, Inc., dated January 23,
        2006 (incorporated by reference to Exhibit 4.4 of the Form 8-K filed on February 10, 2006).

4.5     Registration Rights Agreement between the Company and
        Golden Gate Investors, Inc., dated January 23, 2006
        (incorporated by reference to Exhibit 4.5 of the Form 8-K filed on February 10, 2006).

4.6     Addendum to Convertible Debenture and Warrant To Purchase
        Common Stock, dated February 7, 2006 (incorporated by reference to Exhibit 4.6 of the Form 8-K filed on February 10, 2006).

4.7     Cancellation Letter between the Company and Golden Gate
        Investors, Inc., dated June 14, 2006 (filed herewith).

4.8     Securities Purchase Agreement between the Company and La
        Jolla Cove Investors, Inc., dated June 19, 2006 (filed herewith).

4.9     6 3/4% Convertible Debenture issued to La Jolla Cove
        Investors, Inc., dated June 19, 2006 (filed herewith).

4.10 Warrant to Purchase Common Stock (due June 19, 2009) issued to La Jolla Cove Investors, Inc., dated June 19, 2006
        (filed herewith)..

4.11 Warrant to Purchase Common Stock (due June 19, 2011) issued to La Jolla Cove Investors, Inc., dated June 19, 2006
         (filed herewith).

4.12     Registration Rights Agreement between the Company and La
         Jolla Cove Investors, Inc., dated June 19, 2006 (filed herewith).

4.13     Additional Transaction Letter between the Company and La
         Jolla Cove Investors, Inc., dated June 22, 2006 (filed herewith).